UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 25, 2019 (February 25, 2019)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 25, 2019, Westinghouse Air Brake Technologies Corporation (“Wabtec”) and General Electric Company (“GE”) separately announced that they had consummated the previously announced combination of Wabtec with GE’s transportation business (“GE Transportation”).

In connection with the combination, on February 25, 2019, Wabtec, GE, Transportation Systems Holdings Inc., a Delaware corporation (“SpinCo”), and Wabtec US Rail, Inc., a Delaware corporation (“Direct Sale Purchaser”), entered into additional agreements, including, among others:

•	a Shareholders Agreement (the “Shareholders Agreement”) between Wabtec and GE;

•	a Tax Matters Agreement (the “Tax Matters Agreement”) among Wabtec, GE, SpinCo and Direct Sale Purchaser; and

•	an Employee Matters Agreement (the “Employee Matters Agreement”) among Wabtec, GE, SpinCo and Direct Sale Purchaser.

A summary of the material terms of such agreements is contained in Wabtec’s Registration Statement on Form S-4, as amended (Registration No. 333-227444), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2019, and is incorporated herein by reference. In addition, the Shareholders Agreement, the Tax Matters Agreement and the Employee Matters Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 25, 2019, in accordance with the terms and conditions of the Agreement and Plan of Merger, dated May 20, 2018, by and among Wabtec, GE, SpinCo and Wabtec US Rail Holdings, Inc., a Delaware corporation (“Merger Sub”), which was subsequently amended on January 25, 2019 (as amended, the “Merger Agreement”), Merger Sub merged with and into SpinCo, whereby the separate corporate existence of Merger Sub ceased and SpinCo, which directly and through its subsidiaries holds a portion of GE Transportation, continued as the surviving company and as a wholly owned subsidiary of Wabtec (except with respect to shares of Class A non-voting preferred stock of SpinCo held by GE) (the “Merger”). Pursuant to the Merger Agreement, Wabtec issued (1) 46,764,016 shares of Wabtec common stock to the former holders of SpinCo common stock (such holders being the holders of GE common stock as of the close of business on February 14, 2019), (2) 19,018,207 shares of Wabtec common stock to GE and (3) 10,000 shares of Wabtec Series A non-voting convertible preferred stock, par value $0.01 per share (“Wabtec convertible preferred stock”), to GE. Wabtec also paid GE $10.0 million in cash in exchange for all of the outstanding shares of Class B non-voting preferred stock of SpinCo. In addition, pursuant to the Separation, Distribution and Sale Agreement, dated May 20, 2018, by and among Wabtec, GE, SpinCo and Direct Sale Purchaser, which was subsequently amended on January 25, 2019 (as amended, the “Separation Agreement”), Direct Sale Purchaser purchased certain assets of GE Transportation from GE in exchange for a cash payment of $2.875 billion (the “Direct Sale”), and Direct Sale Purchaser assumed certain liabilities of GE Transportation in connection with the Direct Sale.

Immediately after the consummation of the Merger, approximately 49.2% of the outstanding shares of Wabtec common stock was held collectively by GE and holders of GE common stock as of the close of business on February 14, 2019 (with 9.9% held by GE directly in the form of shares of Wabtec common stock and 15% underlying the shares of Wabtec convertible preferred stock held by GE, which are convertible into Wabtec common stock) and approximately 50.8% of the outstanding shares of Wabtec common stock was held by pre-Merger Wabtec stockholders, in each case calculated on a fully-diluted, as-converted and as-exercised basis. Following the Merger, GE also retained 15,000 shares of Class A non-voting preferred stock of SpinCo, and Wabtec held 10,000 shares of Class B non-voting preferred stock of SpinCo.

The information contained in Item 1.01 of this Current Report is incorporated herein by reference. In addition, the foregoing description of the Merger and the Direct Sale is qualified in its entirety by reference to the Merger Agreement, the Separation Agreement, the amendment to the Merger Agreement and the amendment to the Separation Agreement, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, respectively, and which are incorporated herein by reference.

Wabtec’s Registration Statement on Form S-4, as amended (Registration No. 333-227444), which was declared effective by the SEC on February 13, 2019, sets forth certain additional information regarding GE Transportation, the Merger, the Direct Sale and the related transactions.

Item 3.02	Unregistered Sales of Equity Securities.

On February 25, 2019, as part of the consideration for the Merger, Wabtec issued 10,000 shares of Wabtec convertible preferred stock to GE under Section 4(a)(2) of the Securities Act of 1933, as amended, in a transaction not involving a public offering, upon conversion in the Merger of the single share of Class C non-voting convertible preferred stock of SpinCo that was held by GE into the right to receive such shares of Wabtec convertible preferred stock.

Each share (or fractional interest therein) of Wabtec convertible preferred stock will automatically convert, at the Conversion Rate (as defined below), into the right to receive Wabtec common stock upon the (1) sale or other transfer (excluding any bona fide pledge) of such share (or fractional interest therein) to a third party that is not an affiliate of GE, (2) distribution of such share (or fractional interest therein) as part of a pro rata distribution of shares of Wabtec convertible preferred stock to the holders of GE’s common stock or (3) exchange of such share (or fractional interest therein) as part of an exchange offer with the holders of GE’s common stock by GE for the Wabtec convertible preferred stock (each, a “Conversion Event”). Shares (or fractional interests therein) of Wabtec convertible preferred stock are not convertible into Wabtec common stock at any time at which they are beneficially owned by GE or its subsidiaries. Upon the acquisition of beneficial ownership of a share (or fractional interest therein) of Wabtec convertible preferred stock by a purchaser, transferee or recipient in a Conversion Event, such share (or fractional interest therein) of Wabtec convertible preferred stock will automatically convert into the right to receive Wabtec common stock at a “Conversion Rate” equal to 2,881.5464 shares of Wabtec common stock for each share of Wabtec convertible preferred stock.

The foregoing description of the terms of the Wabtec convertible preferred stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Designations of Series A Non-Voting Convertible Preferred Stock of Westinghouse Air Brake Technologies Corporation (the “Certificate of Designations”), which is attached hereto as Exhibit 3.1, and which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2019, Wabtec filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing the designations, rights, privileges, restrictions, preferences and other terms relating to the Wabtec convertible preferred stock. The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On February 25, 2019, Wabtec issued a press release announcing the consummation of the combination with GE Transportation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited combined statement of financial position of GE Transportation as of December 31, 2017 and 2016 and the combined statements of earnings, comprehensive income, changes in equity and cash flows of GE Transportation for each of the years in the three-year period ended December 31, 2017, and the related notes, were included in Wabtec’s Registration Statement on Form S-4, as amended (Registration No. 333-227444), which was declared effective by the SEC on February 13, 2019, and are incorporated herein by reference.

The unaudited condensed combined statement of financial position of GE Transportation as of September 30, 2018 and December 31, 2017 and the unaudited condensed combined statement of earnings, statement of comprehensive income, statement of changes in equity and statement of cash flows of GE Transportation for the three-month and nine-month periods ended September 30, 2018 and September 30, 2017, and the related notes, were included in Wabtec’s Registration Statement on Form S-4, as amended (Registration No. 333-227444), which was declared effective by the SEC on February 13, 2019, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2018, and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2018 and the year ended December 31, 2017 were included in Wabtec’s Registration Statement on Form S-4, as amended (Registration No. 333-227444), which was declared effective by the SEC on February 13, 2019, and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 20, 2018, among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc. and Wabtec US Rail Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on May 24, 2018)†

2.2
Separation, Distribution and Sale Agreement, dated May 20, 2018, among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc., and Wabtec US Rail, Inc. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on May 24, 2018)†

2.3
Amendment to the Agreement and Plan of Merger, dated January 25, 2019, by and among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc., and Wabtec US Rail Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on January 31, 2019)†

2.4
Amendment to the Separation, Distribution and Sale Agreement, dated January 25, 2019, by and between Westinghouse Air Brake Technologies Corporation and General Electric Company (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation on January 31, 2019)†

3.1	Certificate of Designations of Series A Non-Voting Convertible Preferred Stock of Westinghouse Air Brake Technologies Corporation

10.1	Shareholders Agreement, dated February 25, 2019, by and between Westinghouse Air Brake Technologies Corporation and General Electric Company

10.2	Tax Matters Agreement, dated February 25, 2019, by and among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc. and Wabtec US Rail, Inc.

10.3
Employee Matters Agreement, dated February 25, 2019, by and among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc. and Wabtec US Rail, Inc.

99.1	Press Release, dated February 25, 2019

†
The schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish a copy of any such omitted schedule or similar attachment to the SEC upon request.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “transaction”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the transaction, including future financial and operating results, the tax consequences of the transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction; (2) uncertainty of the expected financial performance of the combined company following completion of the transaction; (3) failure to realize the anticipated benefits of the transaction, including as a result of integrating GE Transportation into Wabtec; (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies of the combined company; (6) inability to retain and hire key personnel; (7) the risk that shareholder litigation in connection with the transaction or other settlements or investigations may result in significant costs of defense, indemnification and liability; (8) evolving legal, regulatory and tax regimes; (9) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation, and changes in the financial condition or operating strategies of our customers; (10) changes in the expected timing of projects; (11) a decrease in freight or passenger rail traffic; (12) an increase in manufacturing costs; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General Counsel and Secretary

Date: February 25, 2019